REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is made and entered into on February 28, 2006 by and between Nicklebys.com, Inc., a Colorado corporation (the "Company"), and Oceanus Value Fund, L.P. (the "Buyer").

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement entered into between the Company and the Buyer dated concurrently herewith (the "Securities Purchase Agreement"). As used in this Agreement, the following terms shall have the specified meanings:

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Company's $.0001 par value common stock.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Holder" or "Holders" means the holder or holders, as the case may be, from time-to-time of Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 3(c).

"Indemnifying Party" shall have the meaning set forth in Section 3(c).

"OTCBB" shall mean the OTC Bulletin Board.

"Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Registrable Securities" means (i) the shares of Common Stock issuable upon the exercise of the Warrant (the "Warrant Shares") and conversion of the Note (the "Conversion Shares"), (ii) any shares issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the Warrant Shares and Conversion Shares and (iii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, the Registrable Securities.

"Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 158" means Rule 158 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended.

2. Piggy-Back Registration Rights.

(a) If at any time when there is not already an effective registration statement covering the Registrable Securities, the Company shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (or their then equivalents relating to equity securities to be issued solely in connection with the acquisition of an entity or business, or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Holder written notice of such decision. If, within thirty (30) days after receipt of such notice, a Holder does not request in writing that some or all of such Holder's Registrable Securities be removed from such registration statement, the Company shall then cause the registration under the Securities Act of all Registrable Securities which are then potentially issuable to such Holder; provided, however, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register, or to delay registration of, such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 2(i) below) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 2 for the same period as the delay in registering such other securities. The foregoing notwithstanding, the Company shall not be required to register any Registrable Securities pursuant to this Section 2 that are eligible for sale pursuant to Rule 144(k).

(b) For each registration statement covering the Registrable Securities, the Company shall provide to each Holder, without charge, at least one conformed copy of such registration statement and any amendments thereto (including financial statements and schedules, documents incorporated or deemed to be incorporated therein by reference, and all exhibits), such documents to be provided promptly after their filing with the Commission.

(c) For each registration statement covering the Registrable Securities, the Company shall promptly deliver to each Holder, without charge, as many copies of the prospectus and each amendment or supplement thereto as they may reasonably request; and the Company hereby consents to the use of each such prospectus and each amendment or supplement thereto by each of the selling

Holders in connection with the offer and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto.

(d) In connection with each registration statement covering the Registrable Securities, the Company shall, prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing and (ii) keep each such registration or qualification (or exemption therefrom) effective during the period that the registration statement is effective and perform or do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of those Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required (i) to qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or (iii) to subject the Company to any material tax in any jurisdiction where it is not then so subject.

(e) In connection with each registration statement covering the Registrable Securities, the Company shall cooperate with each Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to such registration statement (which certificates shall be free of all restrictive legends), and shall cause such certificates to be in such denominations and registered in such names as each Holder may request at least two (2) business days prior to any sale of Registrable Securities.

(f) In connection with each registration statement covering the Registrable Securities, the Company shall use its best efforts to cause all Registrable Securities relating to such registration statement to be listed or quoted on the OTCBB or any securities exchange, quotation system or other market on which similar securities issued by the Company are then listed or quoted.

(g) In connection with each registration statement covering the Registrable Securities, the Company shall comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of such registration statement.

(h) In connection with each registration statement covering the Registrable Securities, each selling Holder shall be required to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the registration statement, and the Company may exclude from such registration the Registrable Securities of any Holder who fails to furnish such information within a reasonable time prior to the filing of such registration statement or any supplemented prospectus and/or amended registration statement.

(i) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not a registration statement becomes effective and whether or not any Registrable Securities are sold pursuant to such registration statement. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with the Commission and in compliance with state securities or Blue Sky laws, including fees and disbursements of counsel for each Holder in connection with Blue Sky qualifications of the Registrable Securities and any determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions), (ii) printing expenses (including, without limitation, expenses of printing certificates for the Registrable Securities and of printing prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and counsel for the Holders, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including any costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing or quoting of the Registrable Securities on the OTCBB or any securities exchange, quotation system or other market on which Registrable Securities are required to be listed or quoted.

3. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, defend, indemnify and hold harmless each Holder, each officer, director, manager, owner, agent, broker (including brokers who offer and sell Registrable Securities as principals as a result of a pledge or any failure to perform under a margin call), investment advisor and employee of each Holder, each Person who controls any Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each officer, director, manager, owner, agent and employee of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, reasonable costs (including, without limitation, costs of investigation, preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a registration statement or any prospectus or any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder which was furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or (ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder for use in the registration statement or such prospectus or in any

amendment or supplement thereto. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder.

(b) Indemnification by Holder. Each Holder shall, severally and not jointly, defend, indemnify and hold harmless the Company, the Company's directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in a registration statement, any prospectus or any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company specifically for inclusion in such registration statement or such prospectus and that such information was reasonably relied upon by the Company for use in such registration statement or such prospectus or (ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in such registration statement or such prospectus or any amendment or supplement thereto. Notwithstanding anything to the contrary contained herein, a Holder shall be liable under this Section 3(b) for only that amount which does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such registration statement.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding or (iii) the named parties to any such Proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that a conflict of interest is likely to

exist if the same counsel were to represent both the Indemnified Party and the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 3) shall be paid to the Indemnified Party, as incurred, within ten (10) business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that the Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require the Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that the Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 3(a) or 3(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 3(c), any reasonable attorneys' or other reasonable fees or expenses incurred in connection with any Proceeding to the extent there would have been indemnification for such fees or expenses if the indemnification provided in this Section was available in accordance with its terms. Notwithstanding anything to the contrary contained herein, a Holder shall be liable or required to contribute under this Section 3(d) for only such amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to the registration statement. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning provided in the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section are in addition to any liability that an Indemnifying Party may have to an Indemnified Party.

4. Miscellaneous.

(a) Remedies. In the event of a breach by a party hereto of any of their obligations under this Agreement, each non-breaching party, in addition to being entitled to exercise all rights granted by law or under this Agreement (including recovery of damages), will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. The Company and the Buyer also acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Securities Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the Securities Purchase Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) Consent to Jurisdiction. Each of the Company and the Buyer hereby (i) irrevocably submits to the jurisdiction of any federal or state court sitting in the State of Kansas for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Securities Purchase Agreement and (ii) waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Buyer consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4(b) shall affect or limit any right to serve process in any other manner permitted by law.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, shall not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof shall not be given, unless the same shall be in writing and signed by the Company and the applicable Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates generally to the rights of the Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, waived, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York time, on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m.,

New York time, on any date and earlier than 11:59 p.m., New York time, on such date, (iii) the business day following the date of dispatch, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications to the Buyer and the Company shall be at their addresses set forth in the Securities Purchase Agreement, or to such other address or addresses or facsimile number or numbers as any party or Holder may most recently have designated in writing to the other parties hereto by such notice.

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holder(s). The Buyer may assign its rights hereunder in the manner and to the Persons permitted herein or in the Securities Purchase Agreement.

(f) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Warrant or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders and to their subsequent successors and assigns.

(g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) such document with the same force and effect as if such facsimile signature were the original thereof.

(h) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Kansas without regard to the principles of conflict of laws. The parties hereto agree that a final, non-appealable judgment in any suit or proceeding with respect to this Agreement shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(i) Cumulative Remedies. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and that any other remedy that would otherwise be available to such party at law or in equity shall also be available. The parties also intend that the rights and remedies hereunder be cumulative, so that exercise of any one or more of such rights or remedies shall not preclude the later or concurrent exercise of any other rights or remedies.

(j) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(k) Headings; Interpretation. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of, this Agreement. As used herein, (i) the neuter gender includes the masculine or feminine and the singular number includes the plural, and vice versa, as the context may require and (ii) unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. Each party intends that this Agreement be deemed and construed to have been jointly prepared by the parties. As a result, the parties agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

(l) Notice of Effectiveness. Within two (2) business days after a registration statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, or shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities and to the Buyer (with copies to the Holders whose Registrable Securities are included in such registration statement, if other than the Buyer) confirmation that the registration statement has been declared effective by the Commission.

(m) Attorney's Fees. If any party to this Agreement shall bring any action for relief against the other arising out of or in connection with this Agreement, in addition to all other remedies to which the prevailing party may be entitled, the losing party shall be required to pay to the prevailing party a reasonable sum for attorney's fees and costs incurred in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney's fees and costs incurred in enforcing such judgment. For the purposes of this Section, attorney's fees shall include, without limitation, fees incurred with respect to the following: (i) post-judgment motions, (ii) contempt proceedings, (iii) garnishment, levy and debtor and third party debtor and third party examinations, (iv) discovery and (v) bankruptcy litigation.

(n) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first written above.

NICKLEBYS.COM, INC.

By: /s/ James W. France
President

By: /s/ Robert V. Ostrander
Secretary

OCEANUS VALUE FUND, L.P.
By: Oceanus Asset Management, L.L.C., General Partner

By: /s/ John C. Tausche
John C. Tausche, Member